FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LICENSE

AGREEMENT

This First Amendment (this “Amendment”) is made on November __, 2017 as an amendment to the Second Amended and Restated License Agreement of June 15, 2017 (the "Agreement"), by and between HADASIT MEDICAL RESEARCH SERVICES AND DEVELOPMENT LTD. (“Hadasit”) and CELL CURE NEUROSCIENCES LTD. (the “Company”) (each a “Party” and jointly the “Parties”), effective as of the same date as the Agreement.

WHEREAS:	The Parties have discussed the terms of the Agreement and have mutually agreed to further amend the Agreement terms as set out herein.

NOW THEREFORE THE PARTIES DO HEREBY AGREE AS FOLLOWS:

1.	Capitalized terms used but not defined herein shall, unless otherwise indicated, have the meaning ascribed to such terms in the Agreement.

2.	Annex A which lists the Licensed Patents is hereby replaced, in its entirety, with the updated listing dated October 24, 2017 attached hereto and marked “Annex A – Patents”.

3.	The Parties hereby acknowledge and confirm that while Cell Cure has borne the costs of US patent 8597947 directed at undifferentiated stem cell culture systems, such patent is not included in the Licensed Patents. Therefore, Hadasit shall reimburse Cell Cure for such costs in a total of NIS 146,656.08 by no later than November 15, 2017. Cell Cure shall be entitled to set any unpaid portion of this debt off against any amounts that become due to be paid by Cell Cure to Hadasit under the Agreement from time to time, by written notice to Hadasit.

4.	Except as specifically provided in and required by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect. In the event of a contradiction between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall prevail.

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IN WITNESS WHEREOF, the Parties have duly executed this Amendment:

HADASIT		CELL CURE NEUROSCIENCES Ltd.

By:	/s/ Dr. Tamar Raz	By:	/s/ Rami Skaliter

Name:	Dr, Tamar Raz	Name:	Rami Skaliter

Title:	Chief Executive Officer	Title:	Chief Executive Officer

Date:	December 18, 2017	Date:	January 8, 2018

Attached: Annex A - Patents

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Appendix A – Patent Listing

Family:	3440	Title:	Reverse hexagonal mesophases (hii) and uses thereof

Inventor	University	Faculty	Department

Amar-Yuli Idit	HUJI	Faculty of Science	The Institute of Chemistry
Aserin Abraham	HUJI	Faculty of Science	The Institute of Chemistry
Bitan-Cherbachovsky Liron	HUJI	Faculty of Science	The Casali Center for Applied Chemistry
Libster Dima	HUJI	Faculty of Science	The Casali Center for Applied Chemistry
Mishraki Tehila	HUJI	Faculty of Science	The Casali Center for Applied Chemistry
Garti Nissim	HUJI	Faculty of Science	The Institute of Chemistry

Patent ID	Application Status	Country	Date	Publication Number	Date	Patent Number
3440-00	Expired	US	25/06/2009	61/220,398
3440-01	Expired	US	09/02/2010	61/302,649
3440-02	Exhausted	PCT	24/06/2010	PCT/IL2010/000507	29/12/2010	WO 2010/150262
3440-03	Examination	Europe	24/06/2010	10738041.2	19/09/2012	2498754
3440-04	Allowed	Israel	24/06/2010	217115
3440-05	Examination	US	24/06/2010	13/379,769	07/02/2013	US-2013/0034538

Family:	6150	Title:	A novel method for the solubilization of cannabis based on improved modified NSSL

Inventor	University	Faculty	Department
Aserin Abraham	HUJI	Faculty of Science	The Institute of Chemistry
GARTI LEVI Sharon
Garti Nissim	HUJI	Faculty of Science	The Institute of Chemistry

Patent ID	Application Status	Country	Date	Publication Number	Date	Patent Number
6150-00	Filed	NA	29/09/2016	248149

Family:	6151	Title:	A novel process for the extraction of CBD/THC using NSSL

Inventor	University	Faculty	Department
Aserin Abraham	HUJI	Faculty of Science	The Institute of Chemistry
Edri Rotem
GARTI LEVI Sharon
Garti Nissim	HUJI	Faculty of Science	The Institute of Chemistry

Patent ID	Application Status	Country	Date	Publication Number	Date	Patent Number
6151-00	Filed	Israel	29/09/2016	248150

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APPENDIX C – DEVELOPMENT PLAN

Stage	Description (Activities to be done either by the Company, a Company Affiliate or a Sublicensee)	Timeline Milestones – each an Essential Milestone

Toxicology	Completion of formal pre-clinical toxicology studies	50 months from the Effective Date

Phase I	Initiation of a Phase I clinical trial with the selected formulated drug	72 months from the Effective Date

Phase III	Initiation of a Phase III clinical trial with the selected formulated drug	90 months from the Effective Date

First Commercial Sale	First Commercial Sale of the selected formulated drug	108 months from the Effective Date

For purposes of this Appendix C, Effective Date shall mean the date of the Third Amendment (i.e. February 9, 2017).

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October 24, 2017

Annex A

Patents

Part I – Licensed Patents on the Effective Date (status as of the Date of the Second Amendment)

STEM CELLS CULTURE SYSTEMS – Only claims 20-39 of PCT application IL2005/001397 (249-01) and the parts of the correponding National Phase applications that include the mentioned claims are included in the exclusive license granted to the Company. In addition CellCure will have a limited non-exclusive right under claims 1-3 of PCT application IL2005/001397 (249-01) and the parts of the correponding National Phase applications that include the mentioned claims, solely to the extent necessary to use the Licensed Feeder Cell Line (as such term is defined in the Agreement) in accordance with the terms of the Agreement. CellCure will not have any other rights under claims 1-3. Without limiting the generality of the foregoing, no rights are granted under claims 1-3 of the abovementioned patent applications with respect to any feeder cell lines other than the Licensed Feeder Cell Lines.

Our Ref Client Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Publication Date + No. Issue Date + Patent No.	Status	Assignee Inventor
47631 249-00	USA PRO			29-Dec-2004 60/639,809		Expired	Hadasit Medical Research Services and Development Ltd. BEN-SHUSHAN Etti ; TANNENBAUM Shelly ; ITSYKSON Pavel ; BANIN Eyal ; REUBINOFF Benjamin Eithan
47632 249-01	PCT	29-Dec-2004 60/639,809		29-Dec-2005 IL2005/001397	Publ. Date: 06-Jul-2006 Publ. #: WO2006/070370	Expired	Hadasit Medical Research Services and Development Ltd. BEN-SHUSHAN Etti ; TANNENBAUM Shelly ; ITSYKSON Pavel ; BANIN Eyal ; REUBINOFF Benjamin Eithan
66284 249-10	Europe DIV	29-Dec-2004 60/639,809	15-Jul-2011	29-Dec-2005 11174158.3	Publ. Date: 25-Jan-2012 Publ. #: 2410044	Pending	Hadasit Medical Research Services and Development Ltd. BEN-SHUSHAN Etti ; TANNENBAUM Shelly ; ITSYKSON Pavel ; BANIN Eyal ; REUBINOFF Benjamin Eithan
249-03	05821535.1 Europe Validated in 7 European countries	29-Dec-2004 60/639,809		29-Dec-2005	EP1844136 B1	Granted 27.8.14	Hadasit Medical Research Services and Development Ltd. BEN-SHUSHAN Etti ; TANNENBAUM Shelly ; ITSYKSON Pavel ; BANIN Eyal ; REUBINOFF Benjamin
249-09	US 13/005,978	29-Dec-2004 60/639,809	January 13, 2011	29-Dec-2005	US20110177594 US9005965 BB	Issued April 14, 2015	Hadasit Medical Research Services and Development Ltd. BEN-SHUSHAN Etti ; TANNENBAUM Shelly ; ITSYKSON Pavel ; BANIN Eyal ; REUBINOFF Benjamin

STEM CELL-DERIVED RETINAL PIGMENT EPITHELIAL CELLS
Our Ref Client Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Publication Date + No. Issue Date + Patent No.	Status	Assignee Inventor
47433 315-01	PCT	18-Apr-2007 60/907,818		27-Apr-2008 IL2008/000556	Publ. Date: 30-Oct-2008 Publ. #: WO2008/129554	Expired	Hadasit Medical Research Services and Development Ltd. IDELSON Masha ; ALPER-PINUS Ruslana ; OBOLENSKY Alex ; BANIN Eyal ; REUBINOFF Benjamin Eithan
47434 315-04	USA NP	18-Apr-2007 60/907,818	19-Oct-2009	27-Apr-2008 12/450,943	Publ. Date: 03-Feb-2011 Publ. #: 2011-0027333-A1 17-Feb-2015 8,956,866	Granted	Hadasit Medical Research Services and Development Ltd. IDELSON Masha ; ALPER-PINUS Ruslana ; OBOLENSKY Alex ; BANIN Eyal ; REUBINOFF Benjamin Eithan ; HEMO Yitzchak
RETINAL PIGMENT EPITHELIAL CELLS DIFFERENTIATED FROM EMBRYONIC STEM CELLS WITH NICOTINAMIDE AND ACTIVIN
Our Ref Client Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Publication Date + No. Issue Date + Patent No.	Status	Assignee Inventor
61423 315-14	USA DIV	18-Apr-2007 60/907,818	29-Dec-2014	27-Apr-2008 14/583,838	Publ. Date: 07-May-2015 Publ. #: 2015-0125506-A1	Pending	Hadasit Medical Research Services and Development Ltd. IDELSON Masha ; ALPER-PINUS Ruslana ; OBOLENSKY Alex ; BANIN Eyal ; REUBINOFF Benjamin Eithan ; HEMO Yitzchak
61424 315-15	USA DIV	18-Apr-2007 60/907,818	29-Dec-2014	27-Apr-2008 14/583,848	Publ. Date: 30-Apr-2015 Publ. #: 2015-0118749-A1	Pending	Hadasit Medical Research Services and Development Ltd. IDELSON Masha ; ALPER-PINUS Ruslana ; OBOLENSKY Alex ; BANIN Eyal ; REUBINOFF Benjamin Eithan ; HEMO Yitzchak

STEM CELL-DERIVED RETINAL PIGMENT EPITHELIAL CELLS
Our Ref Client Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Publication Date + No. Issue Date + Patent No.	Status	Assignee Inventor
47435 315-03	Europe NP	18-Apr-2007 60/907,818	18-Nov-2009	27-Apr-2008 08738258.6	Publ. Date: 27-Jan-2010 Publ. #: 2147094 08-Oct-2014 2147094	Granted	Hadasit Medical Research Services and Development Ltd. IDELSON Masha ; ALPER-PINUS Ruslana ; OBOLENSKY Alex ; BANIN Eyal ; REUBINOFF Benjamin Eithan ; HEMO Yitzchak
49360 315-10	Hong Kong NP	18-Apr-2007 60/907,818	20-Jul-2010	27-Apr-2008 10107017.2	Publ. Date: 22-Oct-2010 Publ. #: 1140791A 27-Mar-2015 HK1140791	Granted	Hadasit Medical Research Services and Development Ltd. IDELSON Masha ; ALPER-PINUS Ruslana ; OBOLENSKY Alex ; BANIN Eyal ; REUBINOFF Benjamin Eithan ; HEMO Yitzchak
54561 315-11	Europe DIV	18-Apr-2007 60/907,818	21-Aug-2012	27-Apr-2008 12181140.0	Publ. Date: 06-Feb-2013 Publ. #: 2554661 19-Nov-2014 2554661	Granted	Hadasit Medical Research Services and Development Ltd. IDELSON Masha ; ALPER-PINUS Ruslana ; OBOLENSKY Alex ; BANIN Eyal ; REUBINOFF Benjamin Eithan ; HEMO Yitzchak
61018 315-12	Europe DIV	18-Apr-2007 60/907,818	18-Nov-2014	27-Apr-2008 14193621.1	Publ. Date: 24-Jun-2015 Publ. #: 2886646	Pending	Hadasit Medical Research Services and Development Ltd. IDELSON Masha ; ALPER-PINUS Ruslana ; OBOLENSKY Alex ; BANIN Eyal ; REUBINOFF Benjamin Eithan ; HEMO Yitzchak
56710 315-16	Hong Kong DIV	18-Apr-2007 60/907,818	04-Jun-2013	27-Apr-2008 13106571.9	24-Jul-2015 HK1179647	Granted	Hadasit Medical Research Services and Development Ltd. IDELSON Masha ; ALPER-PINUS Ruslana ; OBOLENSKY Alex ; BANIN Eyal ; REUBINOFF Benjamin Eithan ; HEMO Yitzchak
64780 315-17	Hong Kong DIV	18-Apr-2007 60/907,818	16-Dec-2015	27-Apr-2008 15112372.6	Publ. Date: 27-May-2016 Publ. #: 1211619A	Pending	Hadasit Medical Research Services and Development Ltd. IDELSON Masha ; ALPER-PINUS Ruslana ; OBOLENSKY Alex ; BANIN Eyal ; REUBINOFF Benjamin Eithan ; HEMO Yitzchak
47436 315-08	Australia NP	18-Apr-2007 60/907,818	17-Nov-2009	27-Apr-2008 2008242106	29-Aug-2013 2008242106	Granted	Hadasit Medical Research Services and Development Ltd. IDELSON Masha ; ALPER-PINUS Ruslana ; OBOLENSKY Alex ; BANIN Eyal ; REUBINOFF Benjamin Eithan ; HEMO Yitzchak
47437 315-02	Canada NP	18-Apr-2007 60/907,818	16-Oct-2009	27-Apr-2008 2,684,460	03-Jan-2017 2,684,460	Granted	Hadasit Medical Research Services and Development Ltd. IDELSON Masha ; ALPER-PINUS Ruslana ; OBOLENSKY Alex ; BANIN Eyal ; REUBINOFF Benjamin Eithan ; HEMO Yitzchak
47438 315-05	Japan NP	18-Apr-2007 60/907,818	19-Oct-2009	27-Apr-2008 2010-503665	25-Oct-2013 5,395,058	Granted	Hadasit Medical Research Services and Development Ltd. IDELSON Masha ; ALPER-PINUS Ruslana ; OBOLENSKY Alex ; BANIN Eyal ; REUBINOFF Benjamin Eithan

METHODS OF GENERATING PLURIPOTENT STEM CELL-DERIVED RETINAL PIGMENT EPITHELIAL CELLS
Our Ref Client Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Publication Date + No. Issue Date + Patent No.	Status	Assignee Inventor
47439 315-06	Israel NP	18-Apr-2007 60/907,818	18-Oct-2009	27-Apr-2008 201600	Publ. Date: 24-Mar-2013 Publ. #: 201600 25-Jun-2013 201600	Granted	Hadasit Medical Research Services and Development Ltd. IDELSON Masha ; ALPER-PINUS Ruslana ; OBOLENSKY Alex ; BANIN Eyal ; REUBINOFF Benjamin Eithan ; HEMO Yitzchak
Our Ref Client Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Publication Date + No. Issue Date + Patent No.	Status	Assignee Inventor
56027 315-19	Israel DIV	18-Apr-2007 60/907,818	11-Mar-2013	27-Apr-2008 225163		Pending	Hadasit Medical Research Services and Development Ltd. IDELSON Masha ; ALPER-PINUS Ruslana ; OBOLENSKY Alex ; BANIN Eyal ; REUBINOFF Benjamin Eithan ; HEMO Yitzchak
47440 315-07	China NP	18-Apr-2007 60/907,818	18-Dec-2009	27-Apr-2008 200880020748.0	Publ. Date: 31-Mar-2010 Publ. #: 101688178 04-Dec-2013 200880020748.0	Granted	Hadasit Medical Research Services and Development Ltd. IDELSON Masha ; ALPER-PINUS Ruslana ; OBOLENSKY Alex ; BANIN Eyal ; REUBINOFF Benjamin Eithan ; HEMO Yitzchak
57677 315-13	China DIV	18-Apr-2007 60/907,818	16-Oct-2013	27-Apr-2008 201310484803.4	Publ. Date: 05-Feb-2014 Publ. #: CN 103555654 A 20-Apr-2016 ZL201310484803.4	Granted	Hadasit Medical Research Services and Development Ltd. IDELSON Masha ; ALPER-PINUS Ruslana ; OBOLENSKY Alex ; BANIN Eyal ; REUBINOFF Benjamin Eithan ; HEMO Yitzchak
59417 315-18	Hong Kong DIV	18-Apr-2007 60/907,818	19-May-2014	27-Apr-2008 14104657.0	Publ. Date: 25-Jul-2014 Publ. #: 1191377A	Allowed	Hadasit Medical Research Services and Development Ltd. IDELSON Masha ; ALPER-PINUS Ruslana ; OBOLENSKY Alex ; BANIN Eyal ; REUBINOFF Benjamin Eithan ; HEMO Yitzchak
47441 315-09	India NP	18-Apr-2007 60/907,818	18-Nov-2009	27-Apr-2008 6790/CHENP/2009		Pending	Hadasit Medical Research Services and Development Ltd. IDELSON Masha ; ALPER-PINUS Ruslana ; OBOLENSKY Alex ; BANIN Eyal ; REUBINOFF Benjamin Eithan ; HEMO Yitzchak

Part II – Hadasit IP

LARGE SCALE PRODUCTION OF RETINAL PIGMENT EPITHELIAL CELLS –
Our Ref Client Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Publication Date + No. Issue Date + Patent No.	Status	Assignee Inventor
62470 558-00	USA PRO			29-Jul-2015 62/198,160		Expired	Hadasit Medical Research Services and Development Ltd. REUBINOFF Benjamin Eithan ; SINGER Orna
66071 558-01	PCT	29-Jul-2015 62/198,160		28-Jul-2016 IL2016/050829		Filed	Hadasit Medical Research Services and Development Ltd. REUBINOFF Benjamin Eithan ; SINGER Orna

METHODS OF PRODUCING PHOTORECEPTOR CELLS FOR THE TREATMENT OF RETINAL DISEASES–
Our Ref Client Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Publication Date + No. Issue Date + Patent No.	Status	Assignee Inventor
69074 655-00	USA PRO			08-Feb-2017 62/456,155		Filed	Hadasit Medical Research Services and Development Ltd. Banin Eyal, Idelson Masha, Khaner Hanita, Obolensky Alexey, Reubinoff Benjamin E

Part III – Joint IP

METHODS OF SELECTING RETINAL PIGMENTED EPITHELIAL CELLS
Our Ref Client Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Publication Date + No. Issue Date + Patent No.	Status	Assignee Inventor
52753 485-00	USA PRO			31-Jan-2012 61/592,635		Expired	Cell Cure Neurosciences Ltd. ; Hadasit Medical Research Services and Development Ltd. REUBINOFF Benjamin Eithan ; YACHIMOVICH-COHEN Nurit ; MATZRAFI Limor
55700 485-01	PCT	31-Jan-2012 61/592,635		29-Jan-2013 IL2013/050077	Publ. Date: 08-Aug-2013 Publ. #: WO2013/114360	Expired	Cell Cure Neurosciences Ltd. ; Hadasit Medical Research Services and Development Ltd. REUBINOFF Benjamin Eithan ; YACHIMOVICH-COHEN Nurit ; MATZRAFI Limor
60058 485-02	USA NP	31-Jan-2012 61/592,635	29-Jul-2014	29-Jan-2013 14/375,195	Publ. Date: 08-Jan-2015 Publ. #: 2015-0010922-A1	Allowed	Cell Cure Neurosciences Ltd. ; Hadasit Medical Research Services and Development Ltd. REUBINOFF Benjamin Eithan ; YACHIMOVICH-COHEN Nurit ; MATZRAFI Limor
60059 485-03	Canada NP	31-Jan-2012 61/592,635	29-Jul-2014	29-Jan-2013 2,863,172		Pending	Cell Cure Neurosciences Ltd. ; Hadasit Medical Research Services and Development Ltd. REUBINOFF Benjamin Eithan ; YACHIMOVICH-COHEN Nurit ; MATZRAFI Limor
60060 485-04	Australia NP	31-Jan-2012 61/592,635	15-Aug-2014	29-Jan-2013 2013216382		Pending	Cell Cure Neurosciences Ltd. ; Hadasit Medical Research Services and Development Ltd. REUBINOFF Benjamin Eithan ; YACHIMOVICH-COHEN Nurit ; MATZRAFI Limor
69345 485-05	US DIV	31-Jan-2012 61/592,635	15-Aug-2014	28-Mar-2017 15/470,926		Pending	Cell Cure Neurosciences Ltd. ; Hadasit Medical Research Services and Development Ltd. REUBINOFF Benjamin Eithan ; YACHIMOVICH-COHEN Nurit ; MATZRAFI Limor

HIGH THROUGHPUT SCREENING OF AGENTS ON HUMAN PLURIPOTENT-DERIVED DOPAMINERGIC NEURONS
Our Ref Client Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Publication Date + No. Issue Date + Patent No.	Status	Assignee Inventor
55925 496-00	USA PRO			13-Feb-2013 61/764,031		Expired	Cell Cure Neurosciences Ltd. ; Hadasit Medical Research Services and Development Ltd. MORDECHAI DANIEL Talya ; WISER Ofer ; REUBINOFF Benjamin Eithan
HIGH THROUGHPUT SCREENING OF AGENTS ON DOPAMINERGIC NEURONS
Our Ref Client Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Publication Date + No. Issue Date + Patent No.	Status	Assignee Inventor
55931 496-01	USA PRF	13-Feb-2013 61/764,031		18-Mar-2013 61/802,814		Expired	Cell Cure Neurosciences Ltd. ; Hadasit Medical Research Services and Development Ltd. MORDECHAI DANIEL Talya ; WISER Ofer ; REUBINOFF Benjamin Eithan
58434 496-02	PCT	13-Feb-2013 61/764,031		12-Feb-2014 IL2014/050149	Publ. Date: 21-Aug-2014 Publ. #: WO2014/125481	Expired	Cell Cure Neurosciences Ltd. ; Hadasit Medical Research Services and Development Ltd. MORDECHAI DANIEL Talya ; WISER Ofer ; REUBINOFF Benjamin Eithan
63486 496-03	Europe NP	13-Feb-2013 61/764,031	28-Aug-2015	12-Feb-2014 14751359.2	Publ. Date: 23-Dec-2015 Publ. #: 2956539	Pending	Cell Cure Neurosciences Ltd. ; Hadasit Medical Research Services and Development Ltd. MORDECHAI DANIEL Talya ; WISER Ofer ; REUBINOFF Benjamin Eithan
65929 496-06	Hong Kong NP	13-Feb-2013 61/764,031	13-Apr-2016	12-Feb-2014 16104232.2	Publ. Date: 28-Oct-2016 Publ. #: 1216258A	Pending	Cell Cure Neurosciences Ltd. ; Hadasit Medical Research Services and Development Ltd. MORDECHAI DANIEL Talya ; WISER Ofer ; REUBINOFF Benjamin Eithan
63487 496-04	USA NP	13-Feb-2013 61/764,031	10-Aug-2015	12-Feb-2014 14/766,784	Publ. Date: 31-Dec-2015 Publ. #: 2015-0377864-A1	Pending	Cell Cure Neurosciences Ltd. ; Hadasit Medical Research Services and Development Ltd. MORDECHAI DANIEL Talya ; WISER Ofer ; REUBINOFF Benjamin Eithan
63488 496-05	Israel NP	13-Feb-2013 61/764,031	06-Aug-2015	12-Feb-2014 240415		Pending	Cell Cure Neurosciences Ltd. ; Hadasit Medical Research Services and Development Ltd. MORDECHAI DANIEL Talya ; WISER Ofer ; REUBINOFF Benjamin Eithan
66894 496-07	Canada NP	13-Feb-2013 61/764,031	11-Jul-2016	12-Feb-2014 2,936,486		Pending	Cell Cure Neurosciences Ltd. ; Hadasit Medical Research Services and Development Ltd. MORDECHAI DANIEL Talya ; WISER Ofer ; REUBINOFF Benjamin Eithan
PREPARATION OF RETINAL PIGMENT EPITHELIUM CELLS
Our Ref Client Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Publication Date + No. Issue Date + Patent No.	Status	Assignee Inventor
64082 603-00	USA PRO			26-Oct-2015 62/246,214		Expired	Cell Cure Neurosciences Ltd. ; Hadasit Medical Research Services and Development Ltd. REUBINOFF Benjamin Eithan ; SINGER Orna
67196 603-01	PCT	26-Oct-2015 62/246,214		26-Oct-2016 IL2016/051155		Filed	Cell Cure Neurosciences Ltd. ; Hadasit Medical Research Services and Development Ltd. REUBINOFF Benjamin Eithan ; SINGER Orna ; BOHANA-KASHTAN Osnat ; WISER Ofer

Part IV – OCS Funded

METHODS OF TREATING RETINAL DISEASES
Our Ref Client Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Publication Date + No. Issue Date + Patent No.	Status	Assignee Inventor
61895 602-03	PCT	30-Dec-2014 62/097,753		30-Apr-2015 IL2015/050456	Publ. Date: 07-Jul-2016 Publ. #: WO2016/108219	Published	Cell Cure Neurosciences Ltd. BANIN Eyal ; REUBINOFF Benjamin Eithan ; BOHANA-KASHTAN Osnat ; NETZER Nir ; IRVING Charles Sherard